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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 25, 1996, in the Registration Statement (Form S-4 No. 33-xxxxx) and related Prospectus of Stater Bros. Holdings Inc. for the registration of $100,000,000 Senior Subordinated Notes due 2004.


                                                               ERNST & YOUNG LLP



Riverside, California
August 15, 1997